SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

CHANCELLOR GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30219	87-0438647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

216 South Price Road, Pampa, TX	79065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(806) 688-9697

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/Underwriting Discounts

December 11, 2008	260,000 shares of common stock	Former Corporate Director	NA	$5,200/NA
December 11, 2008	170,000 shares of common stock	Former Corporate Director	NA	$3,400/NA

ITEM 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors, Appointment of Officer and Election of Director

Effective December 5, 2008, John C.Y. Lee and Peter Harris resigned as directors of the Company, and Thomas H. Grantham, our President, was elected to fill one of the vacancies on the Board of Directors.  The Company has entered into separation agreements with each of the resigning directors. At this Board meeting, Jill A. Orizondo was also appointed as our Secretary.

Jill A. Orizondo,62, our Corporate Secretary, received a B.A. from University of South Florida in Chemistry in 1968, and a J.D. from Ohio State University College of Law in 1978. Ms. Orizondo has had 20 years of varied legal and consulting experience in law department management, employment, diversity, litigation, insurance regulatory and general corporate work, overlapping 14 years corporate executive management experience. From 1999 to the present, Ms. Orizondo has acted as a secondary school level teacher and as a consultant for several businesses in the real estate, entertainment and oil and gas industries.  From 1995 to 1999, she was a Senior Manager at Deloitte and Touche LLP, Los Angeles, California, and from 1982 to 1994 was an Assistant Vice President and General Counsel of AAA Michigan, in Dearborn, Michigan.

Director Settlement Agreements

The Company has entered into Director’s Settlement Agreements with John C. Y. Lee and Peter Harris.  The agreements provide for payment by the Company of $10,000 to each director, and for the issuance of 260,000 shares of our common stock to John C. Y. Lee and 170,000 shares to Peter Harris in lieu of directors fees dating back to 2006 for Mr. Lee and 2007 for Mr. Harris.

FOR THE FULL TERMS OF THE DIRECTOR’S SETTLEMENT AGREEMENTS, PLEASE REFER TO THE COPIES OF THESE AGREEMENTS FILED AS EXHIBITS 10.21 and 10.22 TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.21	Director’s Settlement Agreement, dated December 9, 2008, between the Company and John C. Y. Lee.
10.22	Director’s Settlement Agreement, dated December 9, 2008, between the Company and Peter Harris.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHANCELLOR GROUP, INC.

By:	/s/ Thomas Grantham
Thomas Grantham, President

Date: December 11, 2008

Exhibit No.	Description
10.21	Director’s Settlement Agreement, dated December 9, 2008, between the Company and John C. Y. Lee.
10.22	Director’s Settlement Agreement, dated December 9, 2008, between the Company and Peter Harris.